EXHIBIT 99.2
CNA Financial Corporation
Supplemental Financial Information
June 30, 2006
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
June 30, 2006

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION

•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that have been sold or placed in run-off.

•	Corporate & Other Non-Core segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims and interest expense on corporate debt.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2005 Form 10-K for further discussion of this measure.

•	In evaluating the results of the Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

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CNA Financial Corporation
Supplemental Financial Information

Restatement for Discontinued Operations
The Company has restated its Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2005. A review of discontinued operations completed in February 2006 identified an overstatement of the net assets of these discontinued operations and errors in accounting for the periodic results of these operations. The Company did not have an effectively designed control process in place to ensure adequate oversight, analysis, reconciliation, documentation and periodic evaluation of the results and balances that comprise the net assets of businesses reported as discontinued operations. There was also a lack of understanding of subsidiary ledger detail which contributed to the Company’s failure to eliminate intercompany activity within discontinued operations and between continuing and discontinued operations. As a result, the balances related to discontinued operations were incorrectly established in the Company’s current general ledger system in 1997 in connection with a general ledger conversion, creating an overstatement of the reported net assets of discontinued operations. In addition, the Company’s evaluation of the periodic results of discontinued operations was ineffective. The correction of the elimination issue noted above caused the historical results of discontinued operations to change, requiring current evaluation of the revised periodic results for reporting purposes. Further, in light of the impact of the elimination corrections, the Company reviewed its historical process to evaluate the results of discontinued operations and determined that process did not address recorded loss reserves at all consolidating levels for discontinued operations. Therefore, the Company determined that it was appropriate to recognize the impact of the revised historical periodic income or loss of discontinued operations.
Restatement for Condensed Consolidated Statements of Cash Flows
The Condensed Consolidated Statements of Cash Flows for the three and six months ended June 30, 2005 has been restated to reflect the following:

•	Net purchases and sales of trading securities and changes in the net receivable/payable from unsettled investment purchases and sales related to trading securities, previously classified within investing activities, have been reclassified to cash flows from operating activities.

•	Cash flows from equity method investees were reclassified to distinguish between return on investments, which are reflected within operating cash flows, and return of investments, which are reflected within investing cash flows. Previously, all amounts were reflected within investing cash flows.

•	Deposits and withdrawals related to investment contract products issued by the Company have been reflected within financing cash flows. Previously, amounts related to certain investment contracts were reflected within operating cash flows.

•	The impact of cumulative translation adjustment, previously reflected within investing activities, is now classified within operating activities.
The restatements related to cash flows had no impact on the total change in cash from continuing operations within the Condensed Consolidated Statements of Cash Flows.
Additionally, the Company has revised its Condensed Consolidated Statements of Cash Flows for the three and six months ended June 30, 2005 to separately disclose the operating, investing and financing portions of the cash flows attributable to discontinued operations, as well as to include the cash balance related to discontinued operations in the Condensed Consolidated Statements of Cash Flows.

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CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIOD ENDED JUNE 30	Three Months			Six Months
			Fav /			Fav /
			(Unfav)			(Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,892	$1,912	(1)%	$3,761	$3,811	(1)%
Net investment income	552	439	26	1,122	845	33
Realized investment gains (losses), net of participating policyholders’ and minority interests	(98)	26	N/M	(89)	7	N/M
Other revenues	66	193	(66)	119	271	(56)

Total revenues	2,412	2,570	(6)	4,913	4,934	—

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,432	1,581	9	2,924	3,015	3
Amortization of deferred acquisition costs	372	374	1	742	752	1
Other operating expenses	242	251	4	499	525	5
Restructuring and other related charges	(13)	—	N/M	(13)	—	N/M
Interest	28	30	7	58	67	13

Total claims, benefits and expenses	2,061	2,236	8	4,210	4,359	3

Income before income tax and minority interest	351	334	5	703	575	22
Income tax expense	(100)	(48)	(108)	(208)	(104)	(100)
Minority interest	(10)	2	N/M	(19)	(5)	N/M

Income from continuing operations	241	288	(16)	476	466	2
Income (loss) from discontinued operations, net of tax	(2)	2	(200)	(8)	9	(189)

Net income	$239	$290	(18)%	$468	$475	(1)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income (Loss) and Per Share Data

PERIOD ENDED JUNE 30	Three Months			Six Months
			Fav /			Fav /
			(Unfav)			(Unfav)
(In millions, except per share data)	2006	2005	% Change	2006	2005	% Change
COMPONENTS OF NET INCOME (LOSS)
Net operating income	$305	$272	12%	$539	$464	16%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	(64)	16	N/M	(63)	2	N/M

Income from continuing operations	241	288	(16)	476	466	2
Income (loss) from discontinued operations, net of tax	(2)	2	(200)	(8)	9	(189)

Net income	$239	$290	(18)%	$468	$475	(1)%

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
Income from continuing operations	$0.87	$1.06	(18)%	$1.71	$1.69	1%
Income (loss) from discontinued operations	(0.01)	—	N/M	(0.03)	0.03	(200)

Basic and diluted earnings per share available to common stockholders (1)	$0.86	$1.06	(19)%	$1.68	$1.72	(2)%

Weighted average outstanding common stock and common stock equivalents	256.0	256.0		256.0	256.0

(1)	The three and six months ended June 30, 2006 per share results available to common stockholders are reduced by $19 million and $38 million, or $0.08 per share and $0.15 per share, of undeclared but accumulated preferred stock dividends. The three and six months ended June 30, 2005 per share results available to common stockholders are reduced by $18 million and $35 million, or $0.06 per share and $0.13 per share, of undeclared but accumulated preferred stock dividends.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2006	December 31, 2005
Total assets	$58,912	$58,786
Insurance reserves	41,660	42,436
Debt	1,679	1,690
Total liabilities	49,675	49,545
Minority interest	302	291
Accumulated other comprehensive income	(127)	359
Total stockholders’ equity	8,935	8,950

Book value per common share (1)	$31.05	$31.26
Book value per common share excluding unrealized gain or loss on fixed maturity securities (1)	$31.56	$29.69

Outstanding shares of common stock (in millions of shares)	256.0	256.0

THREE MONTHS ENDED
JUNE 30
(In millions)	2006	2005
Net cash flows provided by operating activities (2)	$297	$794

Net cash flows used by investing activities	(196)	(291)

Net cash flows used by financing activities	(70)	(510)

Net cash flows	$31	$(7)

SIX MONTHS ENDED
JUNE 30
(In millions)	2006	2005
Net cash flows provided by operating activities (2)	$923	$953

Net cash flows used by investing activities	(503)	(401)

Net cash flows used by financing activities	(413)	(566)

Net cash flows	$7	$(14)

(1)	Book value per common share as of June 30, 2006 and December 31, 2005 excludes $750 million of preferred stock (Series H) and $235 million and $197 million of undeclared but accumulated dividends.

(2)	Operating cash flows for the three and six months ended June 30, 2006 include $1 million and $(4) million related to discontinued operations. Operating cash flows for the three and six months ended June 30, 2005 include $(13) million and $(24) million related to discontinued operations.

CNA FINANCIAL CORPORATION Financial Supplement Claim & Claim Adjustment Expense Reserve Data
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES

(In millions)	Standard Lines	Specialty Lines	P&C Operations

As of June 30, 2006
Gross	$14,823	$5,395	$20,218
Ceded	3,698	1,411	5,109

Net	$11,125	$3,984	$15,109

As of December 31, 2005
Gross	$15,084	$5,205	$20,289
Ceded	3,838	1,411	5,249

Net	$11,246	$3,794	$15,040

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES

	Life & Group	Corporate &
(In millions)	Non-Core	Other Non-Core	Total Operations

As of June 30, 2006
Gross	$3,185	$6,774	$30,177
Ceded	1,333	3,554	9,996

Net	$1,852	$3,220	$20,181

As of December 31, 2005
Gross	$3,277	$7,372	$30,938
Ceded	1,440	3,916	10,605

Net	$1,837	$3,456	$20,333

CNA FINANCIAL CORPORATION Financial Supplement Claim & Claim Adjustment Expense Reserve Rollforward
THREE MONTHS ENDED JUNE 30, 2006

				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$14,905	$5,316	$20,221	$3,231	$7,089	$30,541
Ceded	3,770	1,435	5,205	1,385	3,762	10,352

Net	11,135	3,881	15,016	1,846	3,327	20,189

Net incurred claim & claim adjustment expenses	735	387	1,122	104	32	1,258

Net claim & claim adjustment expense payments	(745)	(284)	(1,029)	(98)	(139)	(1,266)

Claim & claim adjustment expense reserves, end of period
Net	11,125	3,984	15,109	1,852	3,220	20,181
Ceded	3,698	1,411	5,109	1,333	3,554	9,996

Gross	$14,823	$5,395	$20,218	$3,185	$6,774	$30,177

SIX MONTHS ENDED JUNE 30, 2006

				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$15,084	$5,205	$20,289	$3,277	$7,372	$30,938
Ceded	3,838	1,411	5,249	1,440	3,916	10,605

Net	11,246	3,794	15,040	1,837	3,456	20,333

Net incurred claim & claim adjustment expenses	1,510	760	2,270	210	67	2,547

Net claim & claim adjustment expense payments	(1,631)	(570)	(2,201)	(195)	(303)	(2,699)

Claim & claim adjustment expense reserves, end of period
Net	11,125	3,984	15,109	1,852	3,220	20,181
Ceded	3,698	1,411	5,109	1,333	3,554	9,996

Gross	$14,823	$5,395	$20,218	$3,185	$6,774	$30,177

CNA FINANCIAL CORPORATION Financial Supplement Investments by Segment Aggregation

	June 30, 2006		March 31, 2006		December 31, 2005
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$20,401	$20,067	$18,185	$18,031	$16,988	$16,972
Fixed maturities — tax exempt	3,730	3,691	3,444	3,435	7,579	7,631
Equities	325	500	221	391	221	374
Short-term investments	5,263	5,262	7,853	7,851	3,715	3,714
Limited partnership investments	1,414	1,414	1,383	1,383	1,223	1,223
Other (e.g., Real Estate)	28	26	38	36	34	32

Total investments	$31,161	$30,960	$31,124	$31,127	$29,760	$29,946

Net receivable/(payable)	$(267)		$154		$266
Securities lending collateral	(1,326)		(1,751)		(742)

Life & Group Non-Core:
Fixed maturities — taxable	$6,603	$6,731	$6,630	$6,917	$6,574	$7,053
Fixed maturities — tax exempt	1,557	1,600	1,492	1,588	1,475	1,578
Equities	421	424	316	329	290	307
Short-term investments	359	359	426	426	523	524
Limited partnership investments	257	257	270	270	286	286
Other (e.g., Mortgage & Policy Loans)	1	1	1	1	1	1

Total investments	$9,198	$9,372	$9,135	$9,531	$9,149	$9,749

Net receivable/(payable)	$(52)		$(68)		$84
Securities lending collateral	(15)		(38)		(25)

Total investments	$40,359	$40,332	$40,259	$40,658	$38,909	$39,695

Total net receivable/(payable)	$(319)		$86		$350
Total securities lending collateral	(1,341)		(1,789)		(767)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $97 million, $107 million and $86 million as of June 30, 2006, March 31, 2006 and December 31, 2005 where the net receivable/(payable) balance does not relate to the change in book value.

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$1,579	$1,543	2%	$709	$688	3%	$2,288	$2,231	3%
Net written premiums	1,163	1,134	3	625	595	5	1,788	1,729	3

Net earned premiums	1,096	1,084	1	633	630	—	1,729	1,714	1
Net investment income	238	171	39	99	67	48	337	238	42
Other revenues	13	27	(52)	41	29	41	54	56	(4)

Total operating revenues	1,347	1,282	5	773	726	6	2,120	2,008	6

Claims, benefits and expenses:
Net incurred claims and benefits	741	772	4	388	435	11	1,129	1,207	6
Policyholders’ dividends	4	8	50	1	1	—	5	9	44
Amortization of deferred acquisition costs	238	237	—	131	132	1	369	369	—
Other insurance related expenses	103	103	—	41	24	(71)	144	127	(13)
Restructuring and other related charges	—	—	N/M	—	—	N/M	—	—	N/M
Other expenses	19	33	42	36	25	(44)	55	58	5

Total claims, benefits and expenses	1,105	1,153	4	597	617	3	1,702	1,770	4

Operating income before income tax and minority interest	242	129	88	176	109	61	418	238	76
Income tax expense on operating income	(73)	(27)	(170)	(58)	(32)	(81)	(131)	(59)	(122)
Minority interest	(2)	(2)	—	(8)	4	N/M	(10)	2	N/M

Net operating income from continuing operations	167	100	67	110	81	36	277	181	53
Realized investment gains (losses), net of participating policyholders’ and minority interests	(37)	25	N/M	(13)	8	N/M	(50)	33	N/M
Income tax (expense) benefit on realized investment gains (losses)	13	(8)	N/M	4	(3)	N/M	17	(11)	N/M

Net income from continuing operations	$143	$117	22%	$101	$86	17%	$244	$203	20%

Financial Ratios
Loss & LAE	67.6%	71.2%		61.2%	69.0%		65.3%	70.4%
Acquisition expense	18.9	18.5		19.3	18.2		19.1	18.4
Underwriting expense	12.2	12.9		7.9	6.6		10.5	10.5
Dividends	0.4	0.8		0.1	0.2		0.3	0.6

Expense ratio, including dividends	31.5	32.2		27.3	25.0		29.9	29.5

Combined ratio	99.1%	103.4%		88.5%	94.0%		95.2%	99.9%

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Net earned premiums	$1,729	$1,714	$159	$204	(22)%	$4	$(6)	167%	$1,892	$1,912	(1)%
Net investment income	337	238	138	146	(5)	77	55	40	552	439	26
Other revenues	54	56	24	25	(4)	(12)	112	(111)	66	193	(66)

Total operating revenues	2,120	2,008	321	375	(14)	69	161	(57)	2,510	2,544	(1)

Claims, benefits and expenses:
Net incurred claims and benefits	1,129	1,207	266	284	6	31	80	61	1,426	1,571	9
Policyholders’ dividends	5	9	1	—	N/M	—	1	N/M	6	10	40
Amortization of deferred acquisition costs	369	369	4	6	33	(1)	(1)	—	372	374	1
Other insurance related expenses	144	127	40	71	44	(2)	(3)	(33)	182	195	7
Restructuring and other related charges	—	—	—	—	N/M	(13)	—	N/M	(13)	—	N/M
Other expenses	55	58	13	16	19	20	12	(67)	88	86	(2)

Total claims, benefits and expenses	1,702	1,770	324	377	14	35	89	61	2,061	2,236	8

Operating income (loss) before income tax and minority interest	418	238	(3)	(2)	(50)	34	72	(53)	449	308	46
Income tax (expense) benefit on operating income (loss)	(131)	(59)	8	7	14	(11)	14	(179)	(134)	(38)	N/M
Minority interest	(10)	2	—	—	N/M	—	—	N/M	(10)	2	N/M

Net operating income from continuing operations	277	181	5	5	—	23	86	(73)	305	272	12

Realized investment gains (losses), net of participating policyholders’ and minority interests	(50)	33	(34)	(1)	N/M	(14)	(6)	(133)	(98)	26	N/M
Income tax (expense) benefit on realized investment gains (losses)	17	(11)	11	—	N/M	6	1	N/M	34	(10)	N/M

Net income (loss) from continuing operations	$244	$203	$(18)	$4	N/M %	$15	$81	(81)%	$241	$288	(16)%

	P&C Operations		Life & Group Non-Core					Corporate & Other Non-Core					Total Operations
Other Financial Data							Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2006	2005	2006		2005		% Change	2006		2005		% Change	2006	2005	% Change

Gross written premiums	$2,288	$2,231	$208		$206		1%	$9		$300		(97)%	$2,505	$2,737	(8)%
Net written premiums	1,788	1,729	154		199		(23)	3		(7)		143	1,945	1,921	1
Net earned premiums	1,729	1,714	158		203		(22)	3		(7)		143	1,890	1,910	(1)

Financial Ratios
Loss & LAE	65.3%	70.4%	N/M	%	N/M	%		N/M	%	N/M	%		73.8%	79.7%
Acquisition expense	19.1	18.4	N/M		N/M			N/M		N/M			18.2	18.5
Underwriting expense	10.5	10.5	N/M		N/M			N/M		N/M			10.8	11.9
Dividends	0.3	0.6	N/M		N/M			N/M		N/M			0.3	0.5

Expense ratio, including dividends	29.9	29.5	N/M		N/M			N/M		N/M			29.3	30.9

Combined ratio	95.2%	99.9%	N/M	%	N/M	%		N/M	%	N/M	%		103.1%	110.6%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

SIX MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$3,140	$3,059	3%	$1,534	$1,457	5%	$4,674	$4,516	3%
Net written premiums	2,273	2,305	(1)	1,273	1,189	7	3,546	3,494	1

Net earned premiums	2,182	2,253	(3)	1,261	1,203	5	3,443	3,456	—
Net investment income	466	354	32	186	123	51	652	477	37
Other revenues	33	48	(31)	74	60	23	107	108	(1)

Total operating revenues	2,681	2,655	1	1,521	1,386	10	4,202	4,041	4

Claims, benefits and expenses:
Net incurred claims and benefits	1,521	1,602	5	760	792	4	2,281	2,394	5
Policyholders’ dividends	8	12	33	2	2	—	10	14	29
Amortization of deferred acquisition costs	476	476	—	258	262	2	734	738	1
Other insurance related expenses	204	242	16	78	48	(63)	282	290	3
Restructuring and other related charges	—	—	N/M	—	—	N/M	—	—	N/M
Other expenses	38	59	36	68	53	(28)	106	112	5

Total claims, benefits and expenses	2,247	2,391	6	1,166	1,157	(1)	3,413	3,548	4

Operating income before income tax and minority interest	434	264	64	355	229	55	789	493	60
Income tax expense on operating income	(129)	(59)	(119)	(117)	(68)	(72)	(246)	(127)	(94)
Minority interest	(5)	(4)	(25)	(14)	(1)	N/M	(19)	(5)	N/M

Net operating income from continuing operations	300	201	49	224	160	40	524	361	45

Realized investment gains (losses), net of participating policyholders’ and minority interests	(24)	20	N/M	(10)	9	N/M	(34)	29	N/M
Income tax (expense) benefit on realized investment gains (losses)	9	(11)	182	3	(1)	N/M	12	(12)	200

Net income from continuing operations	$285	$210	36%	$217	$168	29%	$502	$378	33%

Financial Ratios
Loss & LAE	69.7%	71.1%		60.2%	65.8%		66.2%	69.3%
Acquisition expense	18.7	19.8		18.6	19.1		18.7	19.6
Underwriting expense	12.4	12.0		8.2	6.7		10.8	10.1
Dividends	0.4	0.6		0.1	0.2		0.3	0.4

Expense ratio, including dividends	31.5	32.4		26.9	26.0		29.8	30.1

Combined ratio	101.2%	103.5%		87.1%	91.8%		96.0%	99.4%

CNA FINANCIAL CORPORATION Financial Supplement Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

SIX MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change
Net earned premiums	$3,443	$3,456	$322	$370	(13)%	$(4)	$(15)	73%	$3,761	$3,811	(1)%
Net investment income	652	477	325	252	29	145	116	25	1,122	845	33
Other revenues	107	108	36	58	(38)	(24)	105	(123)	119	271	(56)

Total operating revenues	4,202	4,041	683	680	—	117	206	(43)	5,002	4,927	2

Claims, benefits and expenses:
Net incurred claims and benefits	2,281	2,394	572	518	(10)	60	88	32	2,913	3,000	3
Policyholders’ dividends	10	14	1	—	N/M	—	1	N/M	11	15	27
Amortization of deferred acquisition costs	734	738	8	13	38	—	1	N/M	742	752	1
Other insurance related expenses	282	290	93	125	26	13	6	(117)	388	421	8
Restructuring and other related charges	—	—	—	—	N/M	(13)	—	N/M	(13)	—	N/M
Other expenses	106	112	26	30	13	37	29	(28)	169	171	1

Total claims, benefits and expenses	3,413	3,548	700	686	(2)	97	125	22	4,210	4,359	3

Operating income (loss) before income tax and minority interest	789	493	(17)	(6)	(183)	20	81	(75)	792	568	39
Income tax (expense) benefit on operating income (loss)	(246)	(127)	19	12	58	(7)	16	(144)	(234)	(99)	(136)
Minority interest	(19)	(5)	—	—	N/M	—	—	N/M	(19)	(5)	N/M

Net operating income from continuing operations	524	361	2	6	(67)	13	97	(87)	539	464	16

Realized investment gains (losses), net of participating policyholders’ and minority interests	(34)	29	(46)	(6)	N/M	(9)	(16)	44	(89)	7	N/M
Income tax (expense) benefit on realized investment gains (losses)	12	(12)	16	2	N/M	(2)	5	(140)	26	(5)	N/M

Net income (loss) from continuing operations	$502	$378	$(28)	$2	N/M %	$2	$86	(98)%	$476	$466	2%

	P&C Operations		Life & Group Non-Core					Corporate & Other Non-Core					Total Operations
Other Financial Data							Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2006	2005	2006		2005		% Change	2006		2005		% Change	2006	2005	% Change
Gross written premiums	$4,674	$4,516	$402		$484		(17)%	$8		$552		(99)%	$5,084	$5,552	(8)%
Net written premiums	3,546	3,494	319		371		(14)	(7)		(27)		74	3,858	3,838	1
Net earned premiums	3,443	3,456	318		364		(13)	(5)		(15)		67	3,756	3,805	(1)

Financial Ratios
Loss & LAE	66.2%	69.3%	N/M	%	N/M	%		N/M	%	N/M	%		74.5%	77.1%
Acquisition expense	18.7	19.6	N/M		N/M			N/M		N/M			18.3	19.5
Underwriting expense	10.8	10.1	N/M		N/M			N/M		N/M			11.6	11.5
Dividends	0.3	0.4	N/M		N/M			N/M		N/M			0.3	0.4

Expense ratio, including dividends	29.8	30.1	N/M		N/M			N/M		N/M			30.2	31.4

Combined ratio	96.0%	99.4%	N/M	%	N/M	%		N/M	%	N/M	%		104.7%	108.5%

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Operations and Corporate & Other Non-Core Segment — Catastrophe Losses

CATASTROPHE LOSSES (PRETAX)				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total
Three months ended June 30, 2006	$5	$1	$6	$—	$6
Six months ended June 30, 2006	17	1	18	—	18

Three months ended June 30, 2005	$5	$—	$5	$—	$5
Six months ended June 30, 2005	6	—	6	—	6

CATASTROPHE LOSSES (AFTER-TAX)				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total
Three months ended June 30, 2006	$3	$1	$4	$—	$4
Six months ended June 30, 2006	11	1	12	—	12

Three months ended June 30, 2005	$4	$—	$4	$—	$4
Six months ended June 30, 2005	4	—	4	—	4

CNA FINANCIAL CORPORATION Financial Supplement Analysis of Pretax Net Investment Income
(In millions)

	Standard Lines
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	YTD 2006
Limited partnership income	$42	$22	$38	$37	$139	$38	$27	$65
Interest on funds withheld and other deposits	(18)	(34)	(34)	(19)	(105)	(14)	(22)	(36)
Income from trading securities	1	—	1	—	2	—	—	—
Other investment income	158	183	181	209	731	204	233	437

Net investment income	$183	$171	$186	$227	$767	$228	$238	$466

	Specialty Lines
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	YTD 2006
Limited partnership income	$13	$7	$12	$13	$45	$13	$10	$23
Interest on funds withheld and other deposits	(12)	(1)	(2)	(2)	(17)	(2)	(1)	(3)
Income from trading securities	—	—	—	—	—	—	—	—
Other investment income	55	61	64	73	253	76	90	166

Net investment income	$56	$67	$74	$84	$281	$87	$99	$186

	P&C Operations
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	YTD 2006
Limited partnership income	$55	$29	$50	$50	$184	$51	$37	$88
Interest on funds withheld and other deposits	(30)	(35)	(36)	(21)	(122)	(16)	(23)	(39)
Income from trading securities	1	—	1	—	2	—	—	—
Other investment income	213	244	245	282	984	280	323	603

Net investment income	$239	$238	$260	$311	$1,048	$315	$337	$652

	Life & Group Non-Core
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	YTD 2006
Limited partnership income	$9	$1	$8	$4	$22	$10	$8	$18
Interest on funds withheld and other deposits	—	—	—	—	—	—	—	—
Income from trading securities	(31)	14	40	22	45	42	(9)	33
Other investment income	128	131	131	136	526	135	139	274

Net investment income	$106	$146	$179	$162	$593	$187	$138	$325

	Corporate & Other Non-Core
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	YTD 2006
Limited partnership income	$15	$8	$14	$11	$48	$13	$8	$21
Interest on funds withheld and other deposits	(9)	(15)	(14)	(6)	(44)	(9)	(7)	(16)
Income from trading securities	—	—	—	—	—	—	—	—
Other investment income	55	62	61	69	247	64	76	140

Net investment income	$61	$55	$61	$74	$251	$68	$77	$145

	Total Operations
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	YTD 2006
Limited partnership income	$79	$38	$72	$65	$254	$74	$53	$127
Interest on funds withheld and other deposits	(39)	(50)	(50)	(27)	(166)	(25)	(30)	(55)
Income from trading securities	(30)	14	41	22	47	42	(9)	33
Other investment income	396	437	437	487	1,757	479	538	1,017

Net investment income	$406	$439	$500	$547	$1,892	$570	$552	$1,122

CNA FINANCIAL CORPORATION Financial Supplement Statutory Data — Preliminary

PERIOD ENDED JUNE 30	Three Months			Six Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change

Property & Casualty Companies
Gross written premiums	$2,415	$2,327	4%	$4,805	$4,732	2%
Net written premiums	1,859	1,809	3	3,621	3,611	—

Net earned premiums	1,631	1,675	(3)	3,175	3,306	(4)
Claim and claim adjustment expenses	1,213	1,305	7	2,418	2,561	6
Acquisition expenses	334	294	(14)	630	628	—
Underwriting expenses	231	258	10	457	500	9
Policyholders’ dividends	6	7	14	10	12	17

Underwriting loss	(153)	(189)	19	(340)	(395)	14
Net investment income (1)	470	411	14	898	1,248	(28)
Other revenues (expenses)	(38)	81	(147)	(78)	45	N/M
Income tax expense	(126)	(39)	N/M	(168)	(77)	(118)
Net realized gains	(56)	24	N/M	(49)	47	N/M

Net income	$97	$288	(66)%	$263	$868	(70)%

Financial Ratios
Loss and LAE	74.4%	77.9%		76.2%	77.5%
Acquisition expense	18.0	16.2		17.4	17.4
Underwriting expense	12.3	14.3		14.4	13.8
Policyholders’ dividends	0.4	0.4		0.3	0.4

Expense ratio	30.7	30.9		32.1	31.6

Combined ratio	105.1%	108.8%		108.3%	109.1%

Life Companies
Earned premium	$2	$2		$5	$6

SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	June 30, 2006	December 31, 2005

Property & Casualty Companies
Statutory surplus (2)	$7,374	$6,940

Life Companies
Statutory surplus	$669	$627

(1)	The six months ended June 30, 2005 includes $500 million of dividends from CCC’s life subsidiary, Continental Assurance Company.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Operations Loss and LAE Ratio Analysis

	Standard Lines
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	06/30/06	12/31/05	06/30/06
Gross Accident Year	65.8%	76.4%	75.1%
Impact of Reinsurance	1.9	(0.1)	(0.2)

Net Accident Year (1)	67.7	76.3	74.9%

Impact of Significant Commutations	—	6.2
Impact of Corporate Covers	—	0.7
Impact of Development & Change in Allowance for Uncollectible Reinsurance	2.0	4.3

Net Calendar Year	69.7%	87.5%

	Specialty Lines
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	06/30/06	12/31/05	06/30/06
Gross Accident Year	60.5%	63.7%	62.2%
Impact of Reinsurance	(0.2)	(0.3)	(0.5)

Net Accident Year (1)	60.3	63.4	61.7%

Impact of Significant Commutations	—	0.9
Impact of Corporate Covers	—	(0.3)
Impact of Development & Change in Allowance for Uncollectible Reinsurance	(0.1)	1.3

Net Calendar Year	60.2%	65.3%

	P&C Operations
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	06/30/06	12/31/05	06/30/06
Gross Accident Year	64.0%	72.2%	70.8%
Impact of Reinsurance	1.0	(0.6)	(0.7)

Net Accident Year (1)	65.0	71.6	70.1%

Impact of Significant Commutations	—	4.3
Impact of Corporate Covers	—	0.4
Impact of Development & Change in Allowance for Uncollectible Reinsurance	1.2	3.2

Net Calendar Year	66.2%	79.5%

(1)	The 2005 net accident year loss ratio evaluated at June 30, 2006 includes 11 points, 1 point, and 7 points related to catastrophe losses for Standard Lines, Specialty Lines, and P&C Operations.

CNA FINANCIAL CORPORATION Financial Supplement Asbestos Summary by Policyholder Category

		Net Paid	Net Asbestos	Percent of
	Number of	Losses in 2006	Reserves	Asbestos Net
JUNE 30, 2006	Policyholders	(In millions)	(In millions)	Reserves

Policyholders with Settlement Agreements
Structured Settlements	15	$18	$165	11%
Wellington	3	1	14	1
Coverage in Place	39	(18)	93	6
Fibreboard	1	—	54	4

Total with Settlement Agreements	58	1	326	22

Other Policyholders with Active Accounts
Large Asbestos Accounts	205	37	262	17
Small Asbestos Accounts	1,076	9	96	6

Total Other Policyholders	1,281	46	358	23

Assumed Reinsurance & Pools		3	144	10

Unassigned IBNR (1)		—	677	45

Total	1,339	$50	$1,505	100%

(1)	IBNR includes claims that are incurred but not reported.